SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	August 6, 2001

Enterasys Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-10228	04-2797263

(State or other Jurisdiction of Incorporation)	(Commission File number)	(IRS Employer Identification No.)

35 Industrial Way, Rochester, NH	03867

(Address of principal executive offices)	( Zip Code)

Registrant's telephone number, including area code: (603) 332-9400

Item 2. Acquisition or Disposition of Assets

Enterasys Networks, Inc. (“Enterasys” or the “Company”, formerly known as Cabletron Systems, Inc. (“Cabletron”)), previously announced a plan to spin-off Riverstone Networks, Inc. (“Riverstone”) to its stockholders. Riverstone will continue to be a provider of Internet infrastructure equipment to telecommunications service providers in the metropolitan area network. On August 6, 2001, the Company completed its spin-off of the shares of Riverstone common stock that it owned through a tax-free distribution of those shares to its stockholders at an exchange ratio of approximately 0.51 shares of Riverstone common stock for each share of Cabletron common stock.

Item 5. Other Events

Stockholder proposals intended to be presented at the Company's 2001 Annual Meeting of Stockholders must be received by the Company no later than September 3, 2001 in order to be considered by the Company's management to be included in the next annual proxy statement and related proxy materials.

If a stockholder wishing to present a proposal at the 2001 Annual Meeting of Stockholders (without regard to whether it will be included in the proxy materials for that meeting) fails to notify the Company by September 3, 2001, the proxies management receives for the meeting will confer discretionary authority to vote on any stockholder proposals properly presented at that meeting.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

The accompanying pro forma financial statements reflect the treatment of the Riverstone business as discontinued operations and were prepared consistent with Accounting Principles Board Opinion No. 30 “Reporting the Results of Operations – Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions” (“APB 30”). The revenues, costs and expenses and assets and liabilities of the Riverstone business have been segregated and reported as “Discontinued Operations” in the accompanying pro forma financial statements.

The discontinued operations financial information presented by Enterasys will differ from the information reported by Riverstone because of intercompany revenue and compensation charges resulting from stock options issued by Riverstone to non-Riverstone employees that were eliminated in consolidation.

The pro forma consolidated statements of operations for the three months ended June 2, 2001 and June 3, 2000 and the three years ended March 3, 2001, February 29, 2000 and February 28, 1999 and pro forma consolidated balance sheet at June 2, 2001, prepared consistent with APB 30, follow.

ENTERASYS NETWORKS, INC.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three months ended June 2, 2001
	Enterasys Segment	Aprisma Segment	Riverstone Segment	Other Segment	Eliminations and Other Reconciling Items	As reported on Form 10-Q	Pro forma Riverstone adjustments of Discontinued Operations	Pro forma Consolidated
Net revenues	$232,186	$22,335	$44,167	$ 11,914	$ (3,704)	$306,898	$(43,770)	$263,128
Cost of revenues (excludes stock-based compensation of $93)	116,216	5,672	19,071	7,518	(396)	148,081	(19,071)	129,010

Gross margin	115,970	16,663	25,096	4,396	(3,308)	158,817	(24,699)	134,118
Operating expenses:
Research and development (excludes stock-based compensation of $1,906)	20,798	4,016	13,286	1,220	—	39,320	(13,286)	26,034
Selling, general and administrative (excludes stock-based compensation of $233)	66,723	12,211	17,746	21,623	—	118,303	(17,746)	100,557
Amortization of intangible assets	—	—	—	—	11,284	11,284	(388)	10,896
Stock based compensation	—	—	—	—	2,232	2,232	(644)	1,588
Special charges	—	—	—	—	—	—	—	—

Income (loss) from operations	28,449	436	(5,936)	(18,447)	(16,824)	(12,322)	7,365	(4,957)
Interest income, net	2,584	968	2,300	4,550	—	10,402	(2,300)	8,102
Other income (expense), net	—	—	—	—	12,600	12,600	—	12,600
Minority interest	—	—	—	—	652	652	(675)	(23)

Income (loss) from continuing operations before income taxes and cumulative effect of a change in accounting principle	31,033	1,404	(3,636)	(13,897)	(3,572)	11,332	4,390	15,722
Income tax expense (benefit)	—	—	—	—	—	6,206	1,985	8,191

Income (loss) from continuing operations	31,033	1,404	(3,636)	(13,897)	(3,572)	5,126	2,405	7,531
Income (loss) from discontinued operations (net of tax of $2.0 million)						—	(2,405)	(2,405)

Income (loss) before cumulative effect of accounting change						5,126	—	5,126
Cumulative effect of a change in accounting principle, net of $4.9 million tax expense						7,742 *	—	7,742

Net income (loss)						12,868	—	12,868

Dividend effect of beneficial conversion feature to Series A and Series B Preferred Stockholders						—	—	—
Accretive Dividend of Series A and Series B Preferred Shares						(3,067)	—	(3,067)

Net income (loss) to common shareholders						$ 9,801	$ 0	$ 9,801

Per common share:
Basic earnings:
Income (loss) from continuing operations and dividends related to Series A and Series B Preferred Shares						$0.01		$0.02
Income (loss) from discontinued operations						$0.00		$(0.01)
Cumulative effect of a change in accounting principle						$0.04		$0.04
Net income (loss) attributable to common shareholders						$0.05		$0.05
Diluted earnings:
Income (loss) from continuing operations and dividends related to Series A and Series B Preferred Shares						$0.01		$0.02
Income (loss) from discontinued operations						$0.00		$(0.01)
Cumulative effect of a change in accounting principle						$0.04		$0.04
Net income (loss) attributable to common shareholders						$0.05		$0.05
Weighted-average number of common shares outstanding:
Basic						188,833		188,833

Diluted						192,103		192,103

ENTERASYS NETWORKS, INC.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three months ended June 3, 2000
	Enterasys Segment	Aprisma Segment	Riverstone Segment	Other Segment	Eliminations and Other Reconciling Items	As reported on Form 10-Q	Pro forma Riverstone adjustments of Discontinued Operations	Pro forma Consolidated
Net revenues	$175,703	$15,136	$ 15,778	$ 72,536	$ (4,089)	$275,064	$(14,122)	$260,942
Cost of revenues	91,620	5,442	7,271	52,976	(3,750)	153,559	(7,271)	146,288

Gross margin	84,083	9,694	8,507	19,560	(339)	121,505	(6,851)	114,654
Operating expenses:
Research and development	22,421	5,093	10,177	2,808	—	40,499	(10,177)	30,322
Selling, general and administrative	69,433	8,252	10,061	31,169	—	118,915	(10,061)	108,854
Amortization of intangible assets	—	—	—	—	6,488	6,488	(508)	5,980
Special charges	—	—	—	—	25,550	25,550	—	25,550

Income (loss) from operations	(7,771)	(3,651)	(11,731)	(14,417)	(32,377)	(69,947)	13,895	(56,052)
Interest income, net	—	—	(4)	—	9,480	9,476	4	9,480
Other income (expense), net	—	—	—	—	1,900	1,900	—	1,900
Minority interest	—	—	—	—	—	—	—	—

Income (loss) from continuing operations before income taxes	(7,771)	(3,651)	(11,735)	(14,417)	(20,997)	(58,571)	13,899	(44,672)
Income tax expense (benefit)	—	—	—	—	—	(20,711)	5,453	(15,258)

Income (loss) from continuing operations	(7,771)	(3,651)	(11,735)	(14,417)	(20,997)	(37,860)	8,446	(29,414)
Income (loss) from discontinued operations (net of tax of $5.5 million)						—	(8,446)	(8,446)

Net income (loss) to common shareholders						(37,860)	—	(37,860)

Per common share:
Basic earnings:
Income (loss) from continuing operations						$(0.21)		$(0.16)
Income (loss) from discontinued operations						$0.00		$(0.05)
Net income (loss) attributable to common shareholders						$(0.21)		$(0.21)
Diluted earnings:
Income (loss) from continuing operations						$(0.21)		$(0.16)
Income (loss) from discontinued operations						$0.00		$(0.05)
Net income (loss) attributable to common shareholders						$(0.21)		$(0.21)
Weighted-average number of common shares outstanding:
Basic						184,116		184,116

Diluted						184,116		184,116

ENTERASYS NETWORKS, INC.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Year ended March 3, 2001
	Enterasys Segment	Aprisma Segment	Riverstone Segment	Other Segment	Eliminations and Other Reconciling Items	As reported on Form 10-K	Pro forma Riverstone adjustments of Discontinued Operations	Pro forma Consolidated
Net revenues	$793,243	$74,071	$ 98,258	$ 120,393	$ (14,512)	$1,071,453	$(94,897)	$ 976,556
Cost of revenues (excludes stock-based compensation of $102)	397,871	23,016	43,271	107,194	(13,002)	558,350	(43,271)	515,079

Gross margin	395,372	51,055	54,987	13,199	(1,510)	513,103	(51,626)	461,477
Operating expenses:
Research and development (excludes stock-based compensation of $1,758)	80,717	18,796	41,959	4,662	—	146,134	(41,959)	104,175
Selling, general and administrative (excludes stock-based compensation of $3,120)	260,454	41,966	47,947	121,376	—	471,743	(47,947)	423,796
Amortization of intangible assets	—	—	—	—	37,280	37,280	(1,673)	35,607
Stock based compensation	—	—	—	—	4,980	4,980	(3,538)	1,442
Special charges	—	—	—	—	51,150	51,150	—	51,150

Income (loss) from operations	54,201	(9,707)	(34,919)	(112,839)	(94,920)	(198,184)	43,491	(154,693)
Interest income, net	6,775	3,038	2,139	—	23,227	35,179	(2,139)	33,040
Other income (expense), net	—	—	—	—	(541,127)	(541,127)	—	(541,127)
Minority interest	—	—	—	—	166	166	(166)	—

Income (loss) from continuing operations before income taxes and cumulative effect of a change in accounting principle	60,976	(6,669)	(32,780)	(112,839)	(612,654)	(703,966)	41,186	(662,780)
Income tax expense (benefit)	—	—	—	—	—	(97,963)	6,088	(91,875)

Income (loss) from continuing operations	60,976	(6,669)	(32,780)	(112,839)	(612,654)	(606,003)	35,098	(570,905)
Income (loss) from discontinued operations (net of tax of $6.1 million)						—	(35,098)	(35,098)

Net income (loss)						(606,003)	—	(606,003)

Dividend effect of beneficial conversion feature to Series A and Series B Preferred Stockholders						(16,854)	—	(16,854)
Accretive Dividend of Series A and Series B Preferred Shares						(6,044)	—	(6,044)

Net income (loss) to common shareholders						(628,901)	—	(628,901)

Per common share:
Basic earnings:
Income (loss) from continuing operations and dividends related to Series A and Series B Preferred Shares						$(3.40)		$(3.21)
Income (loss) from discontinued operations						$0.00		$(0.19)
Net income (loss) attributable to common shareholders						$(3.40)		$(3.40)
Diluted earnings:
Income (loss) from continuing operations and dividends related to Series A and Series B Preferred Shares						$(3.40)		$(3.21)
Income (loss) from discontinued operations						$0.00		$(0.19)
Net income (loss) attributable to common shareholders						$(3.40)		$(3.40)
Weighted-average number of common shares outstanding:
Basic						184,770		184,770

Diluted						184,770		184,770

ENTERASYS NETWORKS, INC.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Year ended February 29, 2000
	Enterasys Segment	Aprisma Segment	Riverstone Segment	Other Segment	Eliminations and Other Reconciling Items	As reported on Form 10-K	Pro forma Riverstone adjustments of Discontinued Operations	Pro forma Consolidated
Net revenues	$642,540	$ 52,266	$ 23,076	$741,711		$1,459,593	$(23,076)	$1,436,517
Cost of revenues	379,325	17,425	11,976	395,094	—	803,820	(11,976)	791,844

Gross margin	263,215	34,841	11,100	346,617	—	655,773	(11,100)	644,673
Operating expenses:
Research and development	107,243	20,916	30,691	25,764	—	184,614	(30,691)	153,923
Selling, general and administrative	209,831	23,919	15,753	165,065	—	414,568	(15,753)	398,815
Amortization of intangible assets	—	—	—	—	41,270	41,270	(2,060)	39,210
Special charges	—	—	—	—	21,096	21,096	—	21,096

Income (loss) from operations	(53,859)	(9,994)	(35,344)	155,788	(62,366)	(5,775)	37,404	31,629
Interest income, net	—	—	(27)	—	18,614	18,587	27	18,614
Other income (expense), net	—	—	—	—	746,209	746,209	—	746,209

Income (loss) from continuing operations before income taxes	(53,859)	(9,994)	(35,371)	155,788	702,457	759,021	37,431	796,452
Income tax expense (benefit)	—	—	—	—	—	294,750	14,374	309,124

Income (loss) from continuing operations	(53,859)	(9,994)	(35,371)	155,788	702,457	464,271	23,057	487,328
Income (loss) from discontinued operations (net of tax of $14.4 million)						—	(23,057)	(23,057)

Net income (loss) to common shareholders						$ 464,271	$ 0	$ 464,271

Per common share:
Basic earnings:
Income (loss) from continuing operations						$2.62		$2.75
Income (loss) from discontinued operations						$0.00		$(0.13)
Net income (loss) attributable to common shareholders						$2.62		$2.62
Diluted earnings:
Income (loss) from continuing operations and dividends related to Series A and Series B Preferred Shares						$2.46		$2.58
Income (loss) from discontinued operations						$0.00		$(0.12)
Net income (loss) attributable to common shareholders						$2.46		$2.46
Weighted-average number of common shares outstanding:
Basic						177,541		177,541

Diluted						188,618		188,618

ENTERASYS NETWORKS, INC.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Year ended February 28, 1999
	Enterasys Segment	Aprisma Segment	Riverstone Segment	Other Segment	Eliminations and Other Reconciling Items	As reported on Form 10-K	Pro forma Riverstone adjustments of Discontinued Operations	Pro forma Consolidated
Net revenues	$ 625,067	$44,391	$ 3,284	$738,537		$1,411,279	$ (3,284)	$1,407,995
Cost of revenues	404,173	9,217	3,009	394,951		811,350	(3,009)	808,341

Gross margin	220,894	35,174	275	343,586	—	599,929	(275)	599,654
Operating expenses:
Research and development	125,389	24,364	26,647	33,993	—	210,393	(26,647)	183,746
Selling, general and administrative	220,530	18,998	6,264	190,032	—	435,824	(6,264)	429,560
Amortization of intangible assets	—	—	—	—	27,978	27,978	(1,949)	26,029
Special charges	—	—	—	—	217,350	217,350	(150,382)	66,968

Income (loss) from operations	(125,025)	(8,188)	(32,636)	119,561	(245,328)	(291,616)	184,967	(106,649)
Interest income, net	—	—	(28)	—	15,117	15,089	28	15,117
Other income (expense), net	—	—	—	—	—	—	—	—
Minority interest	—	—	—	—	—	—	—	—

Income (loss) from continuing operations before income taxes	(125,025)	(8,188)	(32,664)	119,561	(230,211)	(276,527)	184,995	(91,532)
Income tax expense (benefit)	—	—	—	—	(31,136)	(31,136)	13,265	(17,871)

Income (loss) from continuing operations	(125,025)	(8,188)	(32,664)	119,561	(199,075)	(245,391)	171,730	(73,661)
Income (loss) from discontinued operations (net of tax of $13.3 million)						—	(171,730)	(171,730)

Net income (loss) to common shareholders						$ (245,391)	$ 0	$ (245,391)

Per common share:
Basic earnings:
Income (loss) from continuing operations						$(1.47)		$(0.44)
Income (loss) from discontinued operations						$0.00		$(1.03)
Net income (loss) attributable to common shareholders						$(1.47)		$(1.47)
Diluted earnings:
Income (loss) from continuing operations						$(1.47)		$(0.44)
Income (loss) from discontinued operations						$0.00		$(1.03)
Net income (loss) attributable to common shareholders						$(1.47)		$(1.47)
Weighted-average number of common shares outstanding:
Basic						167,432		167,432

Diluted						167,432		167,432

The accompanying pro forma consolidated balance sheet is the consolidated balance sheet as previously reported in the Form 10-Q for the period ended June 2, 2001, excluding the assets and liabilities of the Riverstone subsidiary, which are recorded as "discontinued operations". This balance sheet includes Enterasys, Aprisma Management Technologies, Inc., GlobalNetwork Technology Services, Inc. and Cabletron items, and does not reflect the balance sheet position of Enterasys as a stand-alone entity. Enterasys intends to release additional balance sheet information shortly.

ENTERASYS NETWORKS, INC.

PRO FORMA CONSOLIDATED BALANCE SHEET
(in thousands, except per share amounts)

(unaudited)	June 2, 2001
Assets

Current assets:
Cash and cash equivalents	$353,682
Investments	104,884
Accounts receivable, net of $27,463 allowance for doubtful accounts	177,183
Inventories	83,821
Deferred income taxes	83,764
Prepaid expenses and other assets	113,610
Net assets of discontinued operations	188,063

Total current assets	1,105,007

Investments	328,514
Property, plant and equipment, net	73,502
Intangible assets, net	173,752

Total assets	$1,680,775

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$52,870
Accrued expenses	69,573
Deferred revenue	70,524
Deferred gain	--
Income taxes payable	61,345

Total current liabilities	254,312
Deferred income taxes	1,199

Total liabilities	255,511
Minority interest	3,715
Redeemable convertible preferred stock, $1.00 par value, 65 shares of
Series A, 25 shares of Series B and 45 shares of Series C were designated, issued and outstanding (aggregate liquidation preference of Series A and B,
65 and 25, respectively)	112,669
Commitments and contingencies
Stockholders' equity:
Undesignated preferred stock, $1.00 par value. Authorized 1,859 shares	--
Common stock, $0.01 par value. Authorized 450,000 shares; issued
191,513 shares	1,915
Additional paid-in capital	997,870
Retained earnings	381,658
Unearned stock-based compensation	(14,438)
Treasury stock, at cost (2,150 shares)	(57,732)

1,309,273
Accumulated other comprehensive income	(393)

Total stockholders' equity	1,308,880

Total liabilities and stockholders' equity	$1,680,775

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENTERASYS NETWORKS, INC.
August 21, 2001	By: /s/ Enrique P. Fiallo
Date	Enrique P. Fiallo
Chairman, President and Chief Executive Officer

August 21, 2001	By: /s/ Robert J. Gagalis
Date	Robert J. Gagalis
Executive Vice President, Chief Financial Officer